UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 2, 2006

SCIENTIFIC GAMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other Jurisdiction	(IRS Employer
of Incorporation)	Identification Number)

750 Lexington Avenue, New York, New York 10022

(Address of Principal Executive Offices)

(Zip Code)

(212) 754-2233

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Scientific Games Corporation (the “Company”) has entered into new employment agreements with the Chief Executive Officer and Chairman of the Board of the Company, A. Lorne Weil, and other senior executives including Robert C. Becker, Cliff O. Bickell, Sally L. Conkright, William J. Huntley, Larry Potts, and Steven M. Saferin, and has entered into letter agreements amending in certain respects the Company’s existing employment agreements with Michael R. Chambrello, DeWayne E. Laird and Ira H. Raphaelson.  References to the Company include in certain instances its subsidiary Scientific Games International, Inc.

Agreement with Mr. Weil

On August 8, 2006, the Company entered into a new employment agreement with A. Lorne Weil, the Chief Executive Officer and Chairman of the Board of the Company, which is effective as of January 1, 2006 and expires on December 31, 2009.  The agreement will be automatically renewed for one additional year at the end of the initial term and on each succeeding annual anniversary thereafter unless either party gives the other party written notice of non renewal at least 90 days prior to the next anniversary date.  Under the agreement, Mr. Weil will receive an annual base salary of $1,500,000 (subject to increases on each January 1 to reflect increases, if any, during the preceding twelve months in the Consumer Price Index for the Greater New York area), increased from $1,036,000.  The agreement also provides Mr. Weil with the opportunity to earn up to 100% of his base salary as incentive compensation upon achievement of target level performance goals for a given year and the opportunity to earn up to 200% of his base salary upon achievement of maximum performance goals for a given year.  Mr. Weil will also be entitled to receive grants of stock options and other equity awards on an annual basis in accordance with the Company’s applicable plans and programs for senior executives of the Company, in each case on terms at least as favorable as those offered to any other executive of the Company.  After December 31, 2007, Mr. Weil may relinquish the role of Chief Executive Officer (but continue to serve as Chairman of the Board of Directors and receive the compensation and benefits provided for in the agreement) if either Mr. Weil or the Company so chooses by notice given no later than September 1, 2007 (to take effect on January 1, 2008) or any September 1 thereafter (to take effect on January 1 of the following calendar year).  In connection with his new employment agreement, Mr. Weil will receive as a sign-on bonus 30 days after execution of the agreement (the “2006 RSU Grant”) a grant of 235,000 restricted stock units (or “RSU’s”), and thereafter on June 30, 2007 (the “2007 RSU Grant”) RSU’s in a number equal to $8 million divided by the average closing price per share of the Company’s common stock for the 30-day period preceding June 30, 2007.  The 2006 RSU Grant will vest with respect to 25% of the total grant on December 31, 2006 and each subsequent December 31 through December 31, 2009.  The 2007 RSU Grant will vest with respect to 1/3 of the total grant on December 31, 2007 and each subsequent December 31 through December 31, 2009.  Vesting of the 2006 and 2007 RSU Grants would accelerate in the case of certain of the “change in control” events defined in the agreement.  Such RSU Grants would also accelerate if Mr. Weil’s employment terminates due to disability or death, or is terminated by the Company without “cause” or by him for “good reason” (as defined in the agreement).  In addition, following termination of his employment, Mr. Weil will be entitled to receive the lump sum value of his residual benefit under the Company’s discontinued Supplemental Executive Retirement Plan (“SERP”), in the aggregate amount of approximately $9.85 million, which will accrue interest at a rate of 4% per annum, compounded annually, for the period from December 31, 2005 until the date of distribution. Mr. Weil will have use of the Company’s fractional ownership aircraft (or any replacement) for personal use which does not interfere with business use, and shall reimburse the Company for such personal use based on out-of-pocket cost and as otherwise provided in the agreement.

Mr. Weil’s employment agreement provides that if his employment is terminated by the Company without “cause” (which includes the Company’s election not to extend the term) or by Mr. Weil for “good reason” (which includes his election not to extend the term), or by reason of “total disability” (in each case as defined in the agreement), then, among other things, he would be entitled to receive: (i) a pro rata portion of his bonus for the then-current fiscal year (based on his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination); (ii) an amount equal to (A) if termination occurs after December 31, 2008, (x) his annual base salary, plus (y) his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination, or (B) if termination occurs on or before December 31, 2008, (x) the base salary that would have been payable through December 31, 2009 plus (y) his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination, multiplied by a fraction, the numerator of which is the number of calendar months from and including the month of the termination to and including December 2009 and the denominator of which is 12; (iii) full vesting of his equity awards, which in the case of options would remain exercisable until their scheduled expiration date; and (iv) continued participation in the Company’s medical, dental and other insurance benefit plans for a period of up to three years.  If Mr. Weil’s employment is terminated by the Company without “cause” or by him for “good reason” within two years after a “change in control” (as defined in the agreement) or within six months before a change in control and in anticipation thereof, he would be entitled, among other things, to receive, in addition to and not in lieu of the amount described in clause (ii) of the preceding sentence, a lump sum payment equal to (x) his annual base salary plus (y) his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination.  If Mr. Weil’s employment is terminated by him for other than “good reason,” e.g., upon retirement, then he would be entitled to receive, among other things, a pro-rated bonus for the year of termination at maximum target, and full vesting of his equity awards (other than the 2006 and 2007 RSU Grants), which in the case of options would remain exercisable for up to three years.  Certain severance amounts and other benefits, including an amount equal to his annual base salary, plus his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of death, and full vesting of his equity awards, which in the case of options would remain exercisable for up to three years, are also payable if his employment terminates due to death.

Mr. Weil’s employment agreement also contains, among other things, covenants imposing on him certain obligations with respect to confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with the Company during his employment and for a period of 24 months after termination.

Agreement with Mr. Becker

On August 2, 2006, the Company entered into a new employment agreement with Mr. Becker, Vice President and Treasurer of the Company.  Under the agreement, which is effective as of January 1, 2006 and expires on December 31, 2008, Mr. Becker will receive an annual base salary of $311,000, increased from $275,000.  The agreement will be automatically renewed for one additional year at the end of the initial term and on each succeeding annual anniversary thereafter unless either party gives the other party written notice of non-renewal at least 90 days prior to the anniversary date.  The agreement also provides Mr. Becker with the opportunity to earn up to 50% of his base salary as incentive compensation upon achievement of target level performance goals for a given year and the opportunity to earn up to 100% of his base salary upon achievement of maximum performance goals for a given year.  Mr. Becker will also be entitled to receive grants of stock options and other equity awards on an annual basis in accordance with the Company’s applicable plans and programs for senior executives of the Company.  Under the new agreement, Mr. Becker will no longer receive transportation allowances, and any such allowances paid in 2006 will be deducted from the lump sum catch-up payment of his increase in base salary.

Mr. Becker’s employment agreement provides that if his employment is terminated by the Company without “cause” or by him for “good reason” (as defined in the agreement), then, among other things, he would be entitled to receive: (i) a pro rata portion of his bonus for the then-current fiscal year (based on his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination); (ii) an amount equal to his annual base salary, plus his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination, to be paid over time after termination; and (iii) full vesting of his equity awards.  Certain severance amounts and other benefits are also payable if his employment terminates due to disability or death.

Mr. Becker’s employment agreement also contains, among other things, covenants imposing on him certain obligations with respect to confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with the Company during his employment and for a period of 12 months after termination.

Agreement with Mr. Bickell

On August 2, 2006, the Company entered into a new employment agreement with Mr. Bickell, Vice President of the Company and President of Printed Products, a division of the Company.  Under the agreement, which is effective as of August 1, 2006 and expires on July 31,

2009, Mr. Bickell will receive an annual base salary of $465,000, increased from $450,000.  The agreement will be automatically renewed for one additional year at the end of the initial term and on each succeeding annual anniversary thereafter unless either party gives the other party written notice of non-renewal at least 90 days prior to the anniversary date.  The agreement also provides Mr. Bickell with the opportunity to earn up to 66.7% of his base salary as incentive compensation upon achievement of target level performance goals for a given year and the opportunity to earn up to 133% of his base salary upon achievement of maximum performance goals for a given year.  Mr. Bickell will also be entitled to receive grants of stock options and other equity awards on an annual basis in accordance with the Company’s applicable plans and programs for senior executives of the Company.

Mr. Bickell’s employment agreement provides that if his employment is terminated by the Company without “cause” or by him for “good reason” (as defined in the agreement), then, among other things, he would be entitled to receive: (i) a pro rata portion of his bonus for the then-current fiscal year (based on his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination); (ii) an amount equal to his annual base salary, plus his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination, to be paid over time after termination; and (iii) full vesting of his equity awards.  If Mr. Bickell’s employment is terminated by the Company without “cause” or by him for “good reason” within one year after a “change in control” (as defined in the agreement), he would be entitled, among other things, to receive, in lieu of the amount described in clause (ii) of the preceding sentence, a lump sum payment equal to twice the sum of (x) his annual base salary plus (y) his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination.  In the event Mr. Bickell retires on or after December 31, 2007 from full-time employment with the Company and in the industry, he will receive the same benefits as though he had terminated his employment for “good reason.”  Certain severance amounts and other benefits are also payable if his employment terminates due to disability or death.

Mr. Bickell’s employment agreement also contains, among other things, covenants imposing on him certain obligations with respect to confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with the Company during his employment and for a period of 18 months after termination.

Agreement with Ms. Conkright

On August 2, 2006, the Company entered into a new employment agreement with Ms. Conkright, Vice President of Administration and Chief Human Resources Officer of the Company.  Under the agreement, which is effective as of January 1, 2006 and expires on December 31, 2008, Ms. Conkright will receive an annual base salary of $422,000, increased from $350,000.  The agreement will be automatically renewed for one additional year at the end of the initial term and on each succeeding annual anniversary thereafter unless either party gives the other party written notice of non-renewal at least 90 days prior to the anniversary date.  The agreement also provides Ms. Conkright with the opportunity to earn up to 66.7% of her base salary as incentive compensation upon achievement of target level performance goals for a given year and the opportunity to earn up to 133% of her base salary upon achievement of maximum performance goals for a given year.  Ms. Conkright will also be entitled to receive grants of stock options and other equity awards on an annual basis in accordance with the Company’s applicable plans and programs for senior executives of the Company.  Under the new agreement, Ms. Conkright will no longer receive transportation allowances, and any such allowances paid in 2006 will be deducted from the lump sum catch-up payment of her increase in base salary.

Ms. Conkright’s employment agreement provides that if her employment is terminated by the Company without “cause” or by her for “good reason” (as defined in the agreement), then, among other things, she would be entitled to receive: (i) a pro rata portion of her bonus for the then-current fiscal year (based on her highest annual incentive compensation for the two most recent fiscal years but not more than her target bonus for the year of termination); (ii) an amount equal to her annual base salary, plus her highest annual incentive compensation for the two most recent fiscal years but not more than her target bonus for the year of termination, to be paid over time after termination; and (iii) full vesting of her equity awards.  If Ms. Conkright’s employment is terminated by the Company without “cause” or by her for “good reason” within one year after a “change in control” (as defined in the agreement), she would be entitled, among other things, to receive, in lieu of the amount described in clause (ii) of the preceding sentence, a lump sum payment equal to twice the sum of (x) her annual base salary plus (y) her highest annual incentive compensation for the two most recent fiscal years but not more than her target bonus for the year of termination.  Certain severance amounts and other benefits are also payable if her employment terminates due to disability or death.

Ms. Conkright’s employment agreement also contains, among other things, covenants imposing on her certain obligations with respect to confidentiality and proprietary information, and restricting her ability to engage in certain activities in competition with the Company during her employment and for a period of 18 months after termination.

Agreement with Mr. Huntley

On August 2, 2006, the Company entered into a new employment agreement with Mr. Huntley, Vice President of the Company and President of Scientific Games Racing, Sports and Gaming Technology, a division of the Company.  Under the agreement, which is effective as of August 1, 2006 and expires on February 1, 2009, Mr. Huntley will receive an annual base salary of $515,000, increased from $500,000.  The agreement will be automatically renewed for one additional year at the end of the initial term and on each succeeding annual anniversary thereafter unless either party gives the other party written notice of non-renewal at least 90 days prior to the anniversary date.   The agreement also provides Mr. Huntley with the opportunity to earn up to 66.7% of his base salary as incentive compensation upon achievement of target level performance goals for a given year and the opportunity to earn up to 133% of his base salary upon achievement of maximum performance goals for a given year.  Mr. Huntley will also be entitled to receive grants of stock options and other equity awards on an annual basis in accordance with the Company’s applicable plans and programs for senior executives of the Company.  In addition, following termination of his employment, Mr. Huntley will be entitled to receive the lump sum value of his residual benefit under the Company’s discontinued SERP, in the aggregate amount of approximately $3.8 million, which will accrue interest at a rate of 4% per annum, compounded annually, for the period from December 31, 2005 until the date of distribution.

Mr. Huntley’s employment agreement provides that if his employment is terminated by the Company without “cause” or by him for “good reason” (as defined in the agreement), then, among other things, he would be entitled to receive: (i) a pro rata portion of his bonus for the then-current fiscal year (based on his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination); (ii) an amount equal to his annual base salary, plus his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination, to be paid over time after termination; and (iii) full vesting of his equity awards.  If Mr. Huntley’s employment is terminated by the Company without “cause” or by him for “good reason” within one year after a “change in control” (as defined in the agreement), he would be entitled, among other things, to receive, in lieu of the amount described in clause (ii) of the preceding sentence, a lump sum payment equal to twice the sum of (x) his annual base salary plus (y) his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination.  In the event Mr. Huntley retires on or after February 1, 2009 from full-time employment with the Company and in the industry, he will receive the same benefits as though he had terminated his employment for “good reason.”  Certain severance amounts and other benefits are also payable if his employment terminates due to disability or death.

Mr. Huntley’s employment agreement also contains, among other things, covenants imposing on him certain obligations with respect to confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with the Company during his employment and for a period of 18 months after termination.

Agreement with Mr. Potts

On August 2, 2006, the Company entered into a new employment agreement with Mr. Potts, Vice President, Chief Compliance Officer and Director of Security of the Company.  Under the agreement, which is effective as of January 1, 2006 and expires on December 31, 2008, Mr. Potts will receive an annual base salary of $422,000, increased from $350,000.  The agreement will be automatically renewed for one additional year at the end of the initial term and on each succeeding annual anniversary thereafter unless either party gives the other party written notice of non-renewal at least 90 days prior to the anniversary date.  The agreement also provides Mr. Potts with the opportunity to earn up to 66.7% of his base salary as incentive compensation upon achievement of target level performance goals for a given year and the opportunity to earn up to 133% of his base salary upon achievement of maximum performance goals for a given year.  Mr. Potts will also be entitled to receive grants of stock options and other equity awards on an annual basis in accordance with the Company’s applicable plans and programs for senior executives of the Company.  Under the new agreement, Mr. Potts will no longer receive housing and transportation allowances, and any such allowances paid in 2006 will be deducted from the lump sum catch-up payment of his increase in base salary.

Mr. Potts’s employment agreement provides that if his employment is terminated by the Company without “cause” or by him for “good reason” (as defined in the agreement), then, among other things, he would be entitled to receive: (i) a pro rata portion of his bonus for the then-current fiscal year (based on his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination); (ii) an amount equal to his annual base salary, plus his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination, to be paid over time after termination; and (iii) full vesting of his equity awards.  If Mr. Potts’s employment is terminated by the Company without “cause” or by him for “good reason” within one year after a “change in control” (as defined in the agreement), he would be entitled, among other things, to receive, in lieu of the amount described in clause (ii) of the preceding sentence, a lump sum payment equal to twice the sum of (x) his annual base salary plus (y) his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination, to be paid over time after termination; and (iii) full vesting of his equity awards.  If Mr. Potts’s employment is terminated by the Company without “cause” or by him for “good reason” within one year after a “change in control” (as defined in the agreement), he would be entitled, among other things, to receive, in lieu of the amount described in clause (ii) of the preceding sentence, a lump sum payment equal to twice the sum of (x) his annual base salary plus (y) his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination.  Certain severance amounts and other benefits are also payable if his employment terminates due to disability or death..  Certain severance amounts and other benefits are also payable if his employment terminates due to disability or death.

Mr. Potts’s employment agreement also contains, among other things, covenants imposing on him certain obligations with respect to confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with the Company during his employment and for a period of 18 months after termination.

Agreement with Mr. Saferin

On August 2, 2006, the Company entered into a new employment agreement with Mr. Saferin, Vice President of the Company and President of Properties, a division of the Company.  Under the agreement, which is effective as of January 1, 2006 and expires on December 31, 2008, Mr. Saferin will receive an annual base salary of $415,000, increased from $400,000.  The agreement will be automatically renewed for one additional year at the end of the initial term and on each succeeding annual anniversary thereafter unless either party gives the other party written notice of non-renewal at least 90 days prior to the anniversary date.  The agreement also provides Mr. Saferin with the opportunity to earn up to 66.7% of his base salary as incentive compensation upon achievement of target level performance goals for a given year and the opportunity to earn up to 133% of his base salary upon achievement of maximum performance goals for a given year.  Mr. Saferin will also be entitled to receive grants of stock options and other equity awards on an annual basis in accordance with the Company’s applicable plans and programs for senior executives of the Company.

Mr. Saferin’s employment agreement provides that if his employment is terminated by the Company without “cause” or by him for “good reason” (as defined in the agreement), then, among other things, he would be entitled to receive: (i) a pro rata portion of his bonus for the then-current fiscal year (based on his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination); (ii) an amount equal to his annual base salary, plus his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination, to be paid over time after termination; and (iii) full vesting of his equity awards.  If Mr. Saferin’s employment is terminated by the Company without “cause” or by him for “good reason” within one year after a “change in control” (as defined in the agreement), he would be entitled, among other things, to receive, in lieu of the amount described in clause (ii) of the preceding sentence, a lump sum payment equal to twice the sum of (x) his annual base salary plus (y) his highest annual incentive compensation for the two most recent fiscal years but not more than his target bonus for the year of termination.  Certain severance amounts and other benefits are also payable if his employment terminates due to disability or death.

Mr. Saferin’s employment agreement also contains, among other things, covenants imposing on him certain obligations with respect to confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with the Company during his employment and for a period of 18 months after termination.

Agreement with Mr. Chambrello

On August 2, 2006, the Company entered into a letter agreement amending in certain respects the existing employment agreement, dated June 17, 2005, with Mr. Chambrello, President and Chief Operating Officer of the Company.  Under such amendments, which are effective as of January 1, 2006, Mr. Chambrello will receive an annual base salary of $855,000, increased from $764,250.  In addition, Mr. Chambrello will no longer receive housing or transportation allowances, and any such allowances paid in 2006 will be deducted from the lump sum catch-up payment of his increase in base salary.

Agreement with Mr. Laird

On August 2, 2006, the Company entered into a letter agreement amending in certain respects the existing employment agreement, dated November 1, 2002, with Mr. Laird, Vice President and Chief Financial Officer of the Company.  Under such amendments, which are effective as of January 1, 2006, Mr. Laird will receive an annual base salary of $522,000, increased from $450,000.  In addition, Mr. Laird will have the opportunity to earn up to 66.7% of his base salary as incentive compensation upon achievement of target level performance goals for a given year and the opportunity to earn up to 133% of his base salary upon achievement of maximum performance goals for a given year.  Mr. Laird will no longer receive housing or transportation allowances, and any such allowances paid in 2006 will be deducted from the lump sum catch-up payment of his increase in base salary.  The amendments provide for acceleration of the vesting of 60,000 restricted stock units Mr. Laird received in May 2006 in the event of his retirement from the Company on or after January 1, 2008.  In addition, following termination of his employment, Mr. Laird will be entitled to receive the lump sum value of his residual benefit under the Company’s discontinued SERP in the aggregate amount of approximately $2.7 million, which will accrue interest at a rate of 4% per annum, compounded annually, for the period from December 31, 2005 until the date of distribution.

Agreement with Mr. Raphaelson

On August 2, 2006, the Company entered into a letter agreement amending in certain respects the existing employment agreement, dated December 15, 2005, with Mr. Raphaelson, Vice President, General Counsel and Secretary of the Company.  Under such amendments, which are effective as of February 1, 2006, Mr. Raphaelson will receive an annual base salary of $540,000, increased from $450,000.  In addition, Mr. Raphaelson will no longer receive housing or transportation allowances, and any such allowances paid in 2006 will be deducted from the lump sum catch-up payment of his increase in base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

	By:	/s/ DeWayne E. Laird
Name: DeWayne E. Laird
Title: Vice President and Chief Financial Officer
Date: August 8, 2006